                                                             Exhibit 23.1.3



                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 30, 1996, on our audits of the financial statements of Atlanta Toyota, Inc. We also consent to the reference to our firm under the caption "Experts".



                                                /s/  Coopers & Lybrand L.L.P.


Atlanta, Georgia
October 22, 1996